AMENDMENT NO. 8

                              AND LIMITED CONSENT


     THIS AMENDMENT NO. 8 AND LIMITED CONSENT (this "Amendment") is made as of December 30, 1999, by and between FINLAY FINE JEWELRY CORPORATION, a Delaware corporation with its principal office at 521 Fifth Avenue, New York, New York 10175 (the "Consignee") and BANKBOSTON, N.A., as successor in interest to Rhode Island Hospital Trust National Bank, a national banking association with its principal office at 100 Federal Street, Boston, MA 02110 (the "Consignor"), amending certain provisions of the Gold Consignment Agreement dated as of June 15, 1995 (as amended, modified or supplemented and in effect, the "Consignment Agreement"), by and between the Consignee and the Consignor. Capitalized terms used herein which are defined in the Consignment Agreement and not defined herein shall have the same meaning herein as therein.

     WHEREAS, the Consignee and its wholly owned Subsidiary, Societe Nouvelle D'Achat De Bijouterie-S.O.N.A.B., a French "societe en nom collectif" ("Sonab"), wish to sell certain of the assets of Sonab, including substantially all of the inventory of Sonab, pursuant to the terms and conditions of that certain Asset Purchase Agreement dated December 23, 1999 among Sonab, Histoire d'Or, a French "societe anonyme", and Cogestand, a French "societe anonyme" and wholly owed Subsidiary of Histoire d'Or, a copy of which is attached hereto as Exhibit A (such agreement in the form attached hereto as Exhibit A, together with the ancillary documents attached hereto respectively as Exhibits A-1, A-2, A-3 and A-4, the "Sonab Purchase Agreement");

     WHEREAS, the Consignee has requested that the Consignor consent to the transactions contemplated by the Sonab Purchase Agreement and agree to amend the terms of the Consignment Agreement in certain respects as hereinafter more fully set forth;

     WHEREAS, the Consignor is willing to consent to such transactions and amend the terms of the Consignment Agreement and such other Consignment Documents in such respects upon the terms and subject to the conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Consignment Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     S1. Amendment of S1 of the Consignment Agreement. Section 1 of the Consignment Agreement is hereby amended by:

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     (a)  inserting  immediately before the period (".") at the end of the first sentence of the definition of "Consolidated EBITDA" the following text: "plus (f) to the extent deducted in calculating such net income, the gross amount of the write-off associated with the Sonab Transfer, the liquidation of the balance of the net assets of Sonab following the Sonab Transfer and the closure of the Sonab operation following the Sonab Transfer, with the amounts contemplated by this subsection
          (f) not to exceed $27,000,000 in the aggregate."

     (b) inserting, in the order required by alphabetical order, the following new definitions:

          "Histoire  d'Or:  Collectively,   Histoire  d'Or,  a  French  "societe
          anonyme", and its wholly owned Subsidiary, Cogestand, a French "societe anonyme"."

          "Sonab Purchase Agreement: The Asset Purchase Agreement dated December 23, 1999 among Sonab and Histoire d'Or, and the ancillary documents associated therewith, each respectively in the forms attached to Amendment No. 8 and Limited Consent dated as of December 30, 1999 between the Consignor and the Consignee as Exhibits A, A-1, A-2, A-3 and A-4."

          "Sonab Transfer: The sale by Sonab to Histoire d'Or of certain of its assets pursuant to and on the terms and conditions set forth in the Sonab Purchase Agreement. Without limiting the foregoing, the aggregate purchase price received or to be received by Sonab pursuant to the Sonab Purchase Agreement shall be at least $7,500,000, and neither Sonab nor the Consignee shall retain any liabilities or obligations with respect to such assets other than such liabilities or obligations as are specifically set forth in the Sonab Purchase Agreement."

     S2. Amendment of S8.1(c) of the Consignment Agreement. Section 8.1(c) of the Consignment Agreement is hereby amended by deleting the parenthetical contained in subsection (i) in its entirety and substituting in lieu thereof the following text: "(except for the abandonment of intellectual property rights of the Consignee or such Subsidiary permitted by S8.2(e)(iii)(E) and for the dissolution of Sonab following the consummation of the transactions contemplated by the Sonab Purchase Agreement and the liquidation of any remaining assets of Sonab)".

     S3. Amendment of S8.2(a) of the Consignment Agreement. Section 8.2(a) of the Consignment Agreement is hereby amended by:

     (a) inserting at the beginning of subsection (A) of subsection (xvi) the following text:

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          "prior to the  consummation of the Sonab Transfer,  the liquidation of the balance of the net assets of Sonab following the Sonab Transfer and the closure of the Sonab operation following the Sonab Transfer,";

     (b)  deleting the word "and" between  subsections (A) and (B) of subsection
          (xvi) thereof;

     (c)  deleting existing subsection (B) thereof in its entirety; and

     (d) inserting, immediately before the semicolon (";") at the end of subsection (xvi) thereof, the following text:

          ", and (B) to Histoire d'Or consisting of indemnification obligations, purchase price adjustments and other similar obligations incurred or assumed in connection with the Sonab Transfer in accordance with the terms and conditions of the Sonab Purchase Agreement".

     S4. Amendment of S8.2(c) of the Consignment Agreement. Section 8.2(c) of the Consignment Agreement is hereby amended by:

     (a) inserting, at the beginning of subsection (xx) thereof, the following text:

          "prior to the consummation of the Sonab Transfer, the liquidation of the balance of the net assets of Sonab following the Sonab Transfer and the closure of the Sonab operation following the Sonab Transfer,";

     (b)  deleting the word "and" from the end of subsection (xxii) thereof;

     (c)  inserting the word "and" at the end of subsection (xxiii) thereof; and

     (d)  inserting,   immediately   after   subsection   (xxiii)   thereof  and
          immediately  before the  proviso at the end  thereof a new  subsection
          (xxiv) with the following text:

          "(xxiv) investments by Sonab consisting of that portion of the aggregate purchase price of the Sonab Transfer to be paid to Sonab on a deferred basis or to be held in escrow, in each case pursuant to the terms and conditions of the Sonab Purchase Agreement;".

     S5. Amendment of S8.2(e)(iii) of the Consignment Agreement. Section 8.2(e)(iii) of the Consignment Agreement is hereby amended by:

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     (a)  inserting a comma (",") and a new subsection "(H)" immediately  before the word "or" and existing subsection "(H)", with the following text:

          ", (H) the Sonab Transfer  pursuant to the Sonab Purchase  Agreement";
          and

     (b)  changing the  lettering  of existing  subsection  "(H)" to  subsection
          "(I)".

     S6. Amendment of S8.2(f) of the Consignment Agreement. Section 8.2(f) of the Consignment Agreement is hereby amended by inserting, immediately before the semicolon (";") at the end of subsection (ii) thereof the following text:

          "; provided, however, that Sonab may effect the Sonab Transfer as contemplated by the Sonab Purchase Agreement and may thereafter provide transition services as required by the Sonab Purchase Agreement, liquidate its remaining assets and close its operations".

     S7. Amendment of S8.2(i) of the Consignment Agreement. Section 8.2(i) of the Consignment Agreement is hereby amended by inserting, immediately before the period (".") at the end thereof, the following text:

          "; provided, however, that, if otherwise prohibited by this subsection
          (i), the Borrower and the Parent may make severance payments to Bernard Gelbfarb and Oliver DeBost in connection with the Sonab Transfer".

     S8. Amendment of Section 8.3(a) of the Consignment Agreement. Section 8.3(a) of the Consignment Agreement is hereby amended by inserting the following text immediately after subsection (i)(C):

          "plus (D) the amount of the tax credit to the Parent and its Subsidiaries as a result of the write-off associated with of the Sonab Transfer, the subsequent liquidation of the balance of the net assets of Sonab and the closure of the Sonab operation".

     S9. Limited Consent. Subject to the satisfaction of the conditions precedent set forth in S11 hereof, the Consignor hereby consents to the execution and delivery by the Consignee of Amendment Agreement No. 7 and Waiver, amending the Amended and Restated Credit Agreement dated as of September 11, 1997, among the Consignee, the Parent, the Dollar Agent and the lenders party thereto, such Amendment No. 7 being in substantially the form attached hereto as Exhibit B.

     S10. Representations and Warranties. The Consignee hereby represents and warrants to the Consignor as follows:

     (a) Representations and Warranties in Consignment Agreement. The representations and warranties of the Consignee contained in the Consignment Agreement were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Consignment Documents and this Amendment and changes occurring in the ordinary course of business that do not result in a Materially Adverse Effect, and to the extent that such representations and warranties relate expressly to an earlier date.

     (b) Authority, No Conflicts, Etc. The execution, delivery and performance by the Consignee of this Amendment and the consummation of the transactions contemplated hereby (i) are within the corporate power of the Consignee and have been duly authorized by all necessary corporate action on the part of the Consignee, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity (except for the consent of the Dollar Agent and the lenders under the Dollar Facility, which consent is being obtained concurrently herewith as required by S11 hereof), which bears on the validity of this Amendment or the Consignment Documents and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which the Consignee is named in a manner which has or could reasonably be expected to have a Materially Adverse Effect, (iv) do not violate any provision of the Charter Documents of the Consignee, (v) do not result in any breach of or constitute a default under any agreement or instrument to which the Consignee is a party or by which it or any of its properties is bound, including without limitation any indenture, loan or credit agreement, lease, debt instrument or mortgage, in a manner which has or could reasonably be expected to have a Materially Adverse Effect, and (vi) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of the Consignee except in favor of the Consignor pursuant to the Security Documents.

     (c) Enforceability of Obligations. This Amendment has been duly executed and delivered by the Consignee and constitutes the legal, valid and binding obligation of the Consignee, enforceable against the Consignee in accordance with its terms, provided that (a) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (b) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

     S11. Conditions to Effectiveness. This Amendment shall be effective as of the date first above written (the "Effective Date") upon the Consignor's receipt of each of the following, in each case in form and substance satisfactory to the
Consignor:

     (a) this Amendment duly executed by each of the Consignee and the Consignor;

     (b) a copy of the Sonab Purchase Agreement, including the ancillary documents related thereto, in the respective forms attached hereto as Exhibits A, A-1, A-2, A-3 and A-4, duly executed by each of the parties thereto and duly certified by the Secretary or Assistant Secretary of the Consignee as being true, correct, complete and in full force and effect, without further amendment or modification; and

     (c) evidence of the Consignee's receipt of all necessary or appropriate third party consents or approvals to the amendments contemplated hereby, including, without limitation, consents or approvals from the Dollar Agent and each of the applicable lenders under the Dollar Facility.

     S12. Ratifications, etc. Except as expressly provided in this Amendment, all of the terms and conditions of the Consignment Agreement and the other Consignment Documents shall remain in full force and effect. All references in the Consignment Agreement or any related agreement or instrument to the Consignment Agreement shall hereafter refer to the Consignment Agreement as amended hereby. The Consignee confirms and agrees that the Obligations of the Consignee to the Consignor under the Consignment Documents, as amended and supplemented hereby, are secured by and are entitled to the benefits of the Security Documents.

     S13. Expenses. Without limiting the expense reimbursement requirements set forth in S11 of the Consignment Agreement, the Consignee agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Consignor incurred in connection with this Amendment.

     S14. No Implied Waiver. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of the Consignee or any right of the Consignor consequent thereon.

     S15. Governing Law. This Amendment is intended to take effect as an instrument under seal and shall be construed according to and governed by the internal laws of the Commonwealth of Massachusetts.

     S16. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                     FINLAY FINE JEWELRY
                                      CORPORATION


                                     By:  /s/ Bruce Zurlnick
                                          -------------------------------------
                                          Name: Bruce Zurlnick
                                          Title:   Vice President and Treasurer


                                     BANKBOSTON, N.A., as successor in
                                     interest to RHODE ISLAND HOSPITAL
                                     TRUST NATIONAL BANK


                                     By:  /s/ Michael E. Smith
                                          -------------------------------------
                                          Name: Michael E. Smith
                                          Title:   Vice President